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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2002

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                              MILLIPORE CORPORATION
               (Exact name of Registrant as specified in charter)


MASSACHUSETTS                      001-09781                     04-2170233
(State or other jurisdiction      (Commission                 (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)

                                    ---------

                   80 Ashby Road, Bedford, Massachusetts 01730
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 533-6000
               Registrant's Telephone number, including area code



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Item 5.  Other Events.

         On February 27, 2002, Millipore Corporation (NYSE/MIL) announced that it had completed the separation of Mykrolis Corporation (NYSE/MYK) through the distribution to its shareholders of all of the remaining shares of Mykrolis common stock owned by Millipore. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On or about February 27, 2002, and in connection with the distribution of Mykrolis common stock, Millipore sent a letter to stockholders of Millipore. The letter is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

         Exhibit Number                       Title
         --------------                       -----
         99.1                 Press Release issued February 27, 2002.

         99.2                 Letter to stockholders dated February 27, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILLIPORE CORPORATION

                                        /s/ Jeffrey Rudin
                                        -----------------------------
                                        Jeffrey Rudin
                                        Vice President and General Counsel

Date: February 27, 2002



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                                  EXHIBIT INDEX

Exhibit No.                     Description
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99.1          Press Release issued February 27, 2002.

99.2          Letter to stockholders dated February 27, 2002.


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